SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):    April 11, 2005

                          Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                         EDWARD R. DESTEFANO, PRESIDENT
                            NEW CENTURY ENERGY CORP.
                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                     (Name and address of agent for service)

                                 (713) 266-4344
          (Telephone number, including area code of agent for service)

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ITEM  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES.
--------------------------------------------------------

In April 2005, the Company issued an aggregate of 562,708 shares of the Company's restricted common stock to an escrow agent, in connection with Offshore Subscription Agreements, in a transaction not registered under the Securities Act of 1933 (the "Act"). The Company raised approximately $254,497 in connection with these issuances. The Company claims an exemption from registration afforded by Regulation S of the Act ("Regulation S") for the above issuances since the issuances were made to a non-U.S. person (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

In April 2005, the Company issued 16,000 restricted common shares to Beau Price and 30,000 restricted common shares to Lynn Landrum in connection with debt conversion Agreements entered into to convert $10,000 and $20,000, respectively, into shares of the Company's common stock. The Company claims an exemption from registration afforded by Section 4(2) of the Act for the above issuances, since the foregoing issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict the transfer. No underwriters or agents were involved in the foregoing issuance and no underwriting discounts or commissions were paid by the Company.

ITEM  4.01.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
---------------------------------------------------------------

Effective April 11, 2005, the client auditor relationship between New Century Energy Corp., formerly Vertica Software, Inc. (the "Company") and Malone & Bailey, PC, Certified Public Accountants ("Malone") ceased as the former accountant was dismissed. Effective April 11, 2005, the Company engaged Helin, Donovan, Trubee & Wilkinson LLP, Certified Public Accountants ("Helin") as its principal independent public accountant for the fiscal year ended December 31, 2005. The decision to change accountants from Malone to Helin was recommended and approved by the Company's Board of Directors on April 11, 2005. Malone had been engaged by the Company on November 12, 2004. The Company acquired Century Resources, Inc., a Delaware corporation ("Century") in connection with an Agreement and Plan of Reorganization entered into on September 30, 2004 (the "Reorganization"). In connection with the Reorganization, the Company's former accountant, Randolph Scott & Company ("Scott") was dismissed on November 12, 2004, at which time the Company engaged Malone, who had previously audited Century's financials. The Company reported the change in auditors from Scott to Malone on its Form 8-K filed on December 1, 2004.

During the period beginning June 2, 2004 (the date Century engaged Malone) and through the period beginning November 12, 2004 (the date that the Company engaged Malone) up to and including the date the relationship with Malone ceased, there were no disagreements with Malone on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the interim period up to and including the date the relationship with Malone ceased.

Malone audited the balance sheet of the Company as of December 31, 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal years ended December 31, 2003 and December 31, 2004. Malone's report on the Company's financial statements for the fiscal years ended December 31, 2003 and December 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

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Scott  audited  the  balance  sheets  of the Company as of December 31, 2002 and
December 31, 2003, and the related consolidated statements of operations, stockholders' equity and cash flows for the period from January 1, 1996 (Inception) through December 31, 2002, and the fiscal year ended December 31, 2003. Scott's report on the Company's financial statements for the period from January 1, 1996 (Inception) through December 31, 2002, and the fiscal year ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Scott ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's financial statements for the period from January 1, 1996 (Inception) through December 31, 2002, and the fiscal year ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Scott ceased, there have been no disagreements with Scott on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Scott would have caused Scott to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. There have been no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B during the period from July 14, 1999, the date Scott was engaged through December 31, 2002, and the fiscal year ended December 31, 2003, and any later interim period, including the interim period up to and including the date the relationship with Scott ceased.

The Company has authorized Malone to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's principal independent accountant. The Company has requested that Malone review the disclosure and Malone has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this report.

The Company did not previously consult with Helin regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B) between the Company and Scott or Malone, the Company's previous principal independent accountants, as there were no such disagreements, or an other reportable event (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) during the interim period up to an including the date the relationship with Malone ceased, or the period from April 18, 1997 (Inception) through December 31, 2003, and the fiscal year ended December 31, 2004, and any later interim period, including the interim period up to and including the date the relationship with Scott ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue.

Helin has reviewed the disclosure in this report before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 of Regulation S-B. Helin did not furnish such a letter to the Company.

ITEM  8.01  OTHER  EVENTS.
--------------------------

MEMORANDUM OF UNDERSTANDING

On February 3, 2005, New Century Energy Corp. (the "Company") entered into a Memorandum of Understanding ("MOU") with Shengkang Energy International, Inc. (now doing business as Strong Petroleum Group, Inc. a Texas corporation hereinafter "Strong") to invest and participate in the re-development of the Company's Prado field interests. The MOU calls for Strong to invest at least $2.0 million in the initial work program in 2005 and to pay a signing bonus to the Company and Aquatic Cellulose International ("Aquatic"). Strong will pay One Hundred percent (100%) of the initial work program expenditures while providing the Company and Aquatic a 12.5% carried working interest. The initial work program to be funded by Strong will include recompleting and equipping existing inactive wells on the 1280 acre lease; as well as drilling a minimum of two new wells to 5,500 feet. After Strong completes the initial work program in accordance with the terms, provisions and conditions of a definitive agreement; on a pro-rata basis the Company and Aquatic will have a one time option to elect to covert the 12.5% carried working interest to a 33 1/3% cost bearing working interest. The Company and Aquatic will reimburse Strong for their pro-rata percentage share of any increase in ownership greater than the 12.5% up to the 33.333% of the initial $2.0 million expenditures. For example, if the Company elects to increase its working interest share by 10%, it will be required to reimburse Strong $200,000, after which the Company's working interest will increase from 6.25% to 16.25%.

The MOU required that a definitive agreement be executed by the parties on or before March 15, 2005. On March 15, 2005, the parties extended the termination date in writing to March 31, 2005, to allow additional time for completion of the final definitive agreement, and on April 7, 2005, the parties extended the termination date in writing again, until April 28, 2005, with an effective date of the extension of March 31, 2005, however, the Company can give no assurance that the Company will reach a definitive agreement in connection with the MOU. In connection with the extension and the Company's agreement not to discuss, negotiate to sell, or enter into any agreement or option to sell the Prado field project to any other company or individual, Strong paid the Company a Twenty-Five Thousand dollar ($25,000) deposit towards the project, which the Company will be required to refund to Strong, only if the Kenedy Memorial Foundation does not consent to the assignment of the interest in the Prado field to Strong.

DEBT  CONVERSIONS

     On April 12, 2005, the Company entered into an agreement with Beau Price ("Price") to convert $10,000 of debt which was owed to Price into 16,000 shares of the Company's restricted common stock.

     On April 5, 2005, the Company entered into an agreement with Lynn Landrum ("Landrum") to convert $20,000 of debt which was owed to Landrum into 30,000 shares of the Company's restricted common stock.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS
------------------------------------------------

16.1(1)   Letter  from Randolph Scott & Company, Certified Public Accountants,
          Inc.
16.2*     Letter  from  Malone  and  Bailey,  PC,  Certified  Public Accountants

(1) Filed as Exhibit 16.1 to the Company's Form 8-K, filed with the Commission on December 1, 2004, and incorporated herein by reference.

*  Attached  hereto.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW  CENTURY  ENERGY  CORP.

                                        /s/  Edward  R.  DeStefano
                                       ---------------------------
                                        By: Edward  R.  DeStefano,  President

Date:  April  14,  2005

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